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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 24, 2006

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                0-15661             36-0724340
     State of Other Jurisdiction     Commission          I.R.S. Employer
           of Incorporation          File Number      Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 24, 2006, AMCOL International Corporation (the "Company") entered into employment agreements with each of the following Company executives: (1) Lawrence E. Washow, President and Chief Executive Officer of the Company; (2) Gary L. Castagna, Senior Vice President, Chief Financial Officer and Treasurer of the Company; (3) Ryan F. McKendrick, Vice President of the Company; President of Colloid Environmental Technologies Company and Volclay International Corp.; and (4) Gary Morrison, Vice President of the Company; President of American Colloid Company.

         The initial employment term under each agreement is three years (expiring in March 2009), with a rolling six-month extension (unless either party gives notice of expiration six months prior to the extension). Each agreement provides for an initial annual base salary as follows: Mr. Washow - $525,000; Mr. Castagna - $278,000; Mr. McKendrick - $268,000; and Mr. Morrison - $223,000. Further, each agreement provides for a performance based annual cash bonus in an amount equal to at least 100% of the executive's annual base salary upon the executive achieving certain target performance goals as set by the Compensation Committee of the Company's Board of Directors. In addition, each executive is eligible to participate in all equity incentive plans, savings and retirement plans, welfare and fringe benefits, and vacation and expense policies applicable to any comparable senior executive of the Company, in accordance with their terms.

         If the Company terminates an executive without cause or the executive terminates his employment for good reason (as defined below) prior to a change of control of the Company (as defined below), the executive is entitled to receive: (1) a lump sum of his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) his base salary for 24 months (in the case of Mr. Washow) or for 18 months (in the case of Messrs. Castagna, McKendrick and Morrison); (4) a lump sum of any amount then payable to him pursuant to the tax gross-up provision; and (5) continued employee benefits during a transition period.

         If the Company terminates an executive without cause or the executive terminates his employment for good reason less than seven months after a change of control of the Company, the executive is entitled to receive: (1) a lump sum of his accrued salary, accured bonus and a pro-rata annualized bonus; (2) a lump sum equal to three times (in the case of Messrs. Washow, Castagna and McKendrick) or two times (in the case of Mr. Morrison) the sum of his salary and annualized bonus; (3) continued employee benefits until the earlier of three years (in the case of Messrs. Washow, Castagna and McKendrick) or two years (in the case of Mr. Morrison) or the date the executive commences a new job; and (4) a lump sum of any amount then payable to him pursuant to the tax gross-up provision. If a change of control occurs, all outstanding stock options, restricted stock and other equity compensation awards granted to the executive become fully vested and exercisable unless otherwise provided in the award agreement.

         If the executive's employment terminates due to his death or disability prior to a change of control of the Company or more than seven months after a change of control, the executive or his beneficiaries are entitled to the executive's accrued salary and bonus and the executive's pro-rata annualized bonus. If the executive's employment terminates due to his death or disability within seven months after a Change of Control, the executive or his beneficiaries are entitled to receive the compensation and benefits described above with respect to termination without cause after a change of control, except that the employee benefits are limited to welfare benefits.

         If, at any time, the Company terminates an executive for cause or, except as described above, the executive terminates his employment without good reason, the executive is entitled to his accrued salary and bonus, but shall not be entitled to any severance pay.

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         A change of control of the Company is defined as any change of control under the tax laws and any one or more of the following, subject to certain exemptions: (1) any person (other than certain Company affiliates, a Company subsidiary or a Company employee benefit plan) acquires 50.1% or more of the Company's common stock; (2) the incumbent directors cease to constitute at least one-half of the Company's directors; (3) 50.1% of the Company's assets are sold;
(4) the shareholders approve a plan of liquidation; and (5) with respect to Messrs. McKendrick and Morrison, the sale of the stock or assets of the subsidiaries for which they serve as president, provided such subsidiaries represent a significant portion of the Company's net sales.

         Good reason is defined as the occurrence of any one of the following events: (1) any material breach of the employment agreement by the Company which has not been cured as required; or (2) the Company's failure to assign the employment agreement to a successor or the successor's failure to expressly assume and agree to be bound by the employment agreement.

         The agreements also contain confidentiality, non-competition and non-solicitation covenants in favor of the Company.

         Copies of the employment agreements are furnished herewith as Exhibits 10.1, 10.2, 10.3 and 10.4.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1 Employment Agreement dated March 24, 2006 between AMCOL International Corporation and Lawrence E. Washow

10.2 Employment Agreement dated March 24, 2006 between AMCOL International Corporation and Gary L. Castagna

10.3 Employment Agreement dated March 24, 2006 between AMCOL International Corporation and Ryan F. McKendrick

10.4 Employment Agreement dated March 24, 2006 between AMCOL International Corporation and Gary Morrison

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMCOL INTERNATIONAL CORPORATION

         Date: March 29, 2006                  By:    /s/ Gary L. Castagna
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                                                      Gary L. Castagna
                                                      Senior Vice President and
                                                      Chief Financial Officer